SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 1996


                  U.S. (UNITED SERVICES) GLOBAL INVESTORS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Texas                     0-13928              74-1598370
    -------------------------        ------------       -------------------
     (State of other juris-          (Commission           (IRS Employer
    diction of incorporation)        File Number)       Identification No.)


                  7900 CALLAGHAN ROAD, SAN ANTONIO, TEXAS 78229
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   210-308-1234


                         UNITED SERVICES ADVISORS, INC.
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)



ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

MAY 28, 1996 AND JUNE 10, 1996 SALE OF SECURITIES

     On May 28, 1996 and June 10, 1996 U.S. (United Services) Global Investors, Inc. (the "Registrant" or "USGI") reduced its investment in government notes ("Notes") financed by reverse repurchase agreements with various broker/dealers by selling an additional $28.745 million (par value) in Notes in open market transactions. These transactions strengthen the Registrant's balance sheet and improve its financial ratios and cash flow. Going forward, the Registrant is expected to save annual interest costs on debt that was used to finance the Notes of approximately $320,000. Notes totaling $130.525 million were acquired during the fiscal year ended June 30, 1995. To date, USGI has reduced its investment in the Notes by approximately 68%.

     These transactions resulted in Registrant recording a net realized loss of $50,000 before tax ($0.01 per share) which it will recognize during the fourth quarter of fiscal 1996.

ITEM 7.           FINANCIAL STATEMENTS, INFORMATION AND EXHIBITS.

     (b) Proforma financial information: Unaudited Consolidated Balance Sheet and Statement of Operations of Registrant at March 31, 1996.

     (c)  Exhibits.

          None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U.S. (United Services) Global Investors, Inc.


                                   By: /s/ SUSAN B. MC GEE
                                       -------------------------
                                       Susan B. McGee
                                       Vice President, Secretary

Dated:   June 11, 1996

                                                  U. S. GLOBAL INVESTORS,INC.

                                                                  UNAUDITED       PRO FORMA      PRO FORMA
CONSOLIDATED BALANCE SHEET ...................................     AS OF         ADJUSTMENTS(1) ADJUSTMENTS(2)  PRO FORMA
                                                                MARCH 31, 1996   MAY 28, 1996   JUNE 10, 1996    RESULTS

  CURRENT ASSETS
   CASH & INTEREST BEARING DEPOSITS ..........................     2,196,616       (401,985)      (313,333)     1,481,298
   TRADING SECURITIES ........................................     1,781,771              0              0      1,781,771
   GOVERNMENT SECURITIES .....................................    53,013,538              0    (12,722,249)    40,291,289
   RECEIVABLES ...............................................     2,003,736        (63,786)       (55,499)     1,884,451
   PREPAID EXPENSES ..........................................       560,939              0              0        560,939
                                                                  ----------    -----------    -----------     ----------
TOTAL CURRENT ASSETS .........................................    59,556,600       (465,771)   (13,091,081)    45,999,748
                                                                  ----------    -----------    -----------     ----------
  NET FIXED ASSETS ...........................................     2,599,239              0              0      2,599,239
                                                                  ----------    -----------    -----------     ----------
  GOVERNMENT SECURITIES ......................................    16,301,750    (16,301,750)             0              0
  AVAILABLE-FOR-SALE  SECURITIES .............................     4,531,835              0              0      4,531,835
  OTHER LONG-TERM ASSETS .....................................     3,673,075              0              0      3,673,075
                                                                  ----------    -----------    -----------     ----------
  TOTAL OTHER ASSETS .........................................    24,506,660    (16,301,750)             0      8,204,910

  TOTAL ASSETS ...............................................    86,662,499    (16,767,521)   (13,091,081)    56,803,897
                                                                  ==========    ===========    ===========     ==========

CURRENT LIABILITIES
  ACCRUED EXPENSES AND OTHER .................................     1,348,457        (80,611)      (122,178)     1,145,668
  SECURITIES SOLD UNDER AGMT TO REPURCHASE ...................    68,739,117    (16,094,875)   (11,748,744)    40,895,498
  SUBORDINATED DEBENTURE (CURRENT) ...........................     3,240,818              0       (749,955)     2,490,863
  DEFERRED TAX LIABILITY .....................................       963,606         73,835       (159,870)       877,572
  OTHER CURRENT LIABILITIES ..................................        99,838              0              0         99,838
                                                                  ----------    -----------    -----------     ----------
  TOTAL CURRENT LIABILITIES ..................................    74,391,836    (16,101,651)   (12,780,746)    45,509,439
                                                                  ----------    -----------    -----------     ----------
  SUBORDINATED DEBENTURE (LONG-TERM) .........................       809,198       (809,198)             0              0
  OTHER LONG-TERM LIABILITIES ................................     1,723,674              0              0      1,723,674

  TOTAL LONG-TERM LIABILITIES ................................     2,532,872       (809,198)             0      1,723,674
                                                                  ----------    -----------    -----------     ----------
TOTAL LIABILITIES ............................................    76,924,708    (16,910,849)   (12,780,746)    47,233,113
                                                                  ----------    -----------    -----------     ----------
SHAREHOLDERS EQUITY
  PREFERRED & COMMON STOCK @ PAR .............................       339,268              0              0        339,268
  ADDITIONAL PAID IN CAPITAL .................................    11,184,756              0              0     11,184,756
  TREASURY STOCK .............................................      (511,204)             0              0       (511,204)
  NET UNREALIZED HOLDING GAIN (NET OF TAX) ...................     1,703,393         12,272              0      1,715,665
  RETAINED EARNINGS (DEFICIT) ................................    (2,978,422)       131,056       (310,335)    (3,157,701)
                                                                  ----------    -----------    -----------     ----------
TOTAL SHAREHOLDERS EQUITY ....................................     9,737,791        143,328       (310,335)     9,570,784

TOTAL LIABILITIES & SHLDR. EQUITY ............................    86,662,499    (16,767,521)   (13,091,081)    56,803,897
                                                                  ==========    ===========    ===========     ==========

                                                                           0              0             (0)             0

   (1)  See Item 2 to this Form 8-K for a description of the transaction.
   (1)  See Item 2 to this Form 8-K for a description of the transaction.

                                                        U. S. GLOBAL INVESTORS,INC.
                                                       CONSOLIDATED INCOME STATEMENT

                                                           AUDITED         PRO FORMA        PRO FORMA
           REVENUES                                     QUARTER ENDED    ADJUSTMENTS(1)   ADJUSTMENTS(2)   PRO FORMA
                                                        MARCH 31, 1996   MAY 28, 1996      JUNE 10, 1996     RESULTS

MANAGEMENT FEES (NET) ................................    4,283,302            0                 0        4,283,302
NET TRANSFER AGENCY FEES .............................    2,465,659            0                 0        2,465,659
INVESTMENT INCOME ....................................    2,873,299       65,977(3)         71,018(4)     3,010,294
OTHER FEES AND INCOME ................................    1,277,429            0                 0        1,277,429
GOVERNMENT SECURITY INTEREST INCOME ..................    3,533,037     (724,747)         (504,292)       2,303,998
GOVERNMENT SECURITY ACCRETION TO PAR .................    1,211,584      (64,710)         (733,637)(5)      413,237
                                                         ----------     --------          --------       ----------
TOTAL REVENUE ........................................   15,644,310     (723,480)       (1,166,911)      13,753,919
                                                         ==========     ========          ========       ==========

                                                          UNAUDITED       PRO FORMA     PRO FORMA
           EXPENSES                                      QUARTER ENDED    ADJUSTMENTS (ADJUSTMENTS (2 PRO FORMA
                                                        MARCH 31, 1996  MAY 28, 1996 JUNE 10, 1996      RESULTS

TOTAL GENERAL & ADMINISTRATIVE .......................    8,028,360            0             0        8,028,360
DEPRECIATION & AMORTIZATION ..........................      362,672            0             0          362,672
INTEREST & FINANCE CHARGES ...........................       95,023            0             0           95,023
INTEREST EXPENSE - SEC SOLD TO REPURCHASE ............    4,419,065     (854,494)     (639,209)       2,925,362
INTEREST EXPENSE - SUBORDINATED DEBENTURE ............      263,595      (67,556)      (57,497)         138,542
                                                         ----------     --------      --------       ----------
TOTAL EXPENSES .......................................   13,168,715     (922,050)     (696,706)      11,549,959
                                                         ----------     --------      --------       ----------

INCOME (LOSS) BEFORE TAX .............................    2,475,595      198,570      (470,205)       2,203,960
                                                         ----------     --------      --------       ----------
FEDERAL TAXES ........................................      893,791       67,514      (159,870)         801,435

NET INCOME (LOSS) ....................................    1,581,804      131,056      (310,335)       1,402,525
                                                         ==========     ========      ========       ==========

- - ------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA EARNINGS PER SHARE
Primary & Fully Diluted                                       $0.24        $0.02        ($0.05)           $0.21

WEIGHTED AVERAGE SHARES OUTSTANDING
Primary & Fully Diluted                                   6,574,926    6,574,926     6,574,926        6,574,926

   (1)  See Item 2 to this Form 8-K for a description of the transaction.

   (1)  See Item 2 to this Form 8-K for a description of the transaction.

   (3)  Amount represents realized gain on sale of $16.55 million par value goverment note of $1,267 plus accretion of $64,710 that was adjusted when the note was reclassified from the held-to-maturity category to the available-for-sale category pursuant to the FASB Special Report on SFAS 115 in December 1995.

   (4)  Amount represents realized loss on sale of $12.195 million par value goverment notes of ($51,733) plus accretion of $122,751 on the notes sold that was adjusted retroactive to July 1, 1995 as specified by Article 11 of Regulation S-X.

   (5)  Upon sale of the $12.195 million par value government notes, the remaining $41.53 par value notes held by the Company were reclassified reclassified from the held-to-maturity category to the available-for-sale category pursuant to SFAS 115.
         Therefore, this amount represents the sum of the accretion on sale of $12.195 million par value goverment note of $122,751
         (see (4)) plus accretion of $610,886 on the remaining $41.53 par value notes adjusted retroactive to July 1, 1995 as specified by Article 11 of Regulation S-X.